Contract of Permission for Operating Business of
                        Selling Merchandise and Souvenirs
                              at Chiang Mai Airport


                                                Contract No. Chor.Mor. 1-27/2543


This contract is made at the Airports Authority of Thailand on 19 March 2001, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Director, acting Managing Director of the Airports Authority of Thailand, hereinafter called "AAT" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0000348 dated 8 January 2001, issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Operator" of the other part.

Both parties agree as follows :

1.       Business Operation

         AAT agrees to grant a permission and the Operator agrees to receive the permission for operating business of selling merchandise and souvenirs at Chiang Mai Airport, under the terms and conditions of this contract, for a period of two years, from 1 June 2000 to 31 May 2002.

2.       Fee, Remuneration, Taxes/Duties, Other Expenses & Method of Payment

         2.1 The Operator agrees to pay the fee for entering into the contract, and the remuneration for receiving permission for operating business of selling merchandise and souvenirs, under this contract, to AAT, as follows:

                  2.1.1 The fee for entering into the contract, Baht 5,000.00 (Five Thousand Baht), not including the value added tax;

                  2.1.2 The Operator agrees to pay the remuneration for receiving permission for operating the business of selling merchandise and souvenirs under this contract to AAT in advance, on monthly basis, by the 5th of every month, as follows :

                           - Year 1, from 1 June 2000 to 31 May 2001, Baht 40,000.00 (Forty Thousand Baht) per month; and

                           - Year 2, from 1 June 2001 to 31 May 2002, Baht 44,000.00 (Forty-Four Thousand Baht) per month.

                                    The said remuneration does not include the value added tax, for which the Operator has the duty to pay at the rate stipulated by law.

         2.2 The Operator agrees to be responsible for payment of the taxes and/or other expenses related to the business operation under this contract at the rates stipulated by law and/or set forth in directives of AAT.

         2.3 All payment under this contract shall be made at General Administration Section, of Chiang Mai Airport. After the Operator has made payment to AAT, a receipt shall be issued to the Operator as evidence. The receipt shall have the signatures of the Director, Finance Division, Finance Department, of AAT or the designated person, jointly with the cashier of General Administration Section, of Chiang Mai Airport or the designated person who must be a financial staff of AAT.

                  If the Operator is in default of any payment under this contract, the Operator consents to pay penalty to AAT at a rate of 1.5 percent (one point five) per month of the outstanding amount. A fraction of month shall be counted as one month.

                  The Operator agrees that this clause is a separate part, and without prejudice to the right of the Lessor to terminate this contract and claim for damages.

3.       Duties and Responsibilities of the Operator

         3.1 In operating the business under this contract, the Operator agrees to invest in decoration of the premises which shall be attractive and modern as well as acquiring articles and equipment at the Operator's own expense.

         3.2 The Operator shall not transfer the business under this contract or permit a third party to operate the business, either in part or in whole, unless a written permission has been obtained from AAT first.

         3.3 The Operator shall operate the business under this contract with expertise, caution and competence in accordance with the standards of this type of business, whereby the Operator shall take into consideration AAT's reputation and image.

         3.4 The Operator shall not use the word "Airports Authority of Thailand," "AAT" or other word concerning with AAT or the logo of the Airports Authority of Thailand as trading name, characteristics or logo of the Operator's business or juristic person name, to such an extent that it would be mistaken as the business of AAT.

         3.5 In operating the business under this contract, the Operator agrees to sell only the followings :

                  -        souvenirs, namely ceramics
                  -        souvenirs, made of silver
                  -        CDs, music tape cassettes, and video tapes
                  -        several items of souvenir
                  -        miscellaneous such as cigarettes and medicine

         3.6 It is prohibited for the Operator to sell or operate the followings :

                  -        snack and refreshment
                  -        food court
                  -        local foods in pack
                  -        fabric and products of silk and cotton
                  -        accessories
                  -        flowers and fruits
                  -        book,  magazine,   map,  postcard,   postal  product,
                           CD-ROM, video tape related to tourism and stationery

         3.7 AAT reserves the right permit other business operators to sell the following merchandise :

                  -        medicines
                  -        sports equipment
                  -        wood carving
                  -        ceramics
                  -        silverware
                  -        jade
                  -        products made of "Sa" paper
                  -        jewelry (gold, diamond, pearl, gem, etc.)
                  -        apparel
                  -        magazine, book and printed matters
                  -        leather products
                  -        glassware

         3.8 The Operator must sell the merchandise at the same prices and quantity as the Operator's branches or the similar shops situated in department stores in Chiang Mai Province.

         3.9 The Operator must submit the written price list of the merchandise to AAT before commencement of the business, and must sell the same according to the items and prices notified to AAT only. If the Operator wishes to change the item or price of the merchandise, a written permission must be obtained from AAT first.

         3.10 The Operator shall have price tags of the merchandise in Baht or with other currency. In case the Operator receives payment in foreign currencies, the prevalent daily exchange rates of the bank in the Chiang Mai Airport, shall apply accordingly. The currencies exchange rates shall be visibly displayed.

         3.11 Should there be any complaint regarding price or quality of the merchandise, AAT reserves the right to order the Operator to adjust the price, improve the quality of the merchandise as AAT deems appropriate. In this respect, AAT's decision shall be final.

         3.12 The Operator shall open the business selling the merchandise under this contract on daily basis, at least during 08.00 -
                  21.00 hrs. If the Operator wishes to change the business hours, a written permission must be obtained from AAT on every occasion.

         3.13 If the Operator has other income deriving from advertisement, such advertisement must concern with the merchandise in the business premises only, and a written permission must be obtained from AAT first.

         3.14 AAT reserves the right to specify the types of merchandise, or notify the Operator to refrain from selling the merchandise AAT deems inappropriate, for which the Operator shall comply.

         3.15 AAT reserves the right to have other persons operate the same business.

         3.16 The Operator shall oversee to ensure that every staff, employee of the Operator or any person appointed, assigned, hired or asked to perform the works for the Operator shall dress properly, especially those selling the merchandise must have the name tag, and that they shall strictly comply with the regulations, directives and instructions of AAT.

         3.17 The Operator shall facilitate AAT staff, who have been appointed and assigned to oversee the Operator's business under this contract, to inspect the business premises, merchandise, selling prices and the relevant documents, as well as auditing the Operator's books of accounts, from time to time, during reasonable hours.

         3.18 In operating the business under this contract, if any damage occurred to the property or reputation of AAT, by an act of the Operator or the person whom the Operator has appointed, assigned, hired or requested to perform the works of the Operator, the Operator shall be responsible for compensation of such damage.

         3.19 The Operator shall comply with the laws governing the business operation under this contract, whether those existed before or to be enacted at a later date.

         3.20 The Operator shall submit the total revenues of the business operation under this contract to AAT on monthly basis, by the 20th of the following month. For the revenue in foreign currencies, the Operator shall convert the same into Baht, using the prevailing exchange rates of the bank in the Chiang Mai Airport on the last day of the month thereof.

4.       Performance Guarantee

         In entering into this agreement, the Lessee has submitted the Letter of Guarantee No. L 40-1433, dated 13 June 1997, of Bangkok Metropolitan Bank Public Company Limited, and the Letter of Guarantee Extension, No. Nor.Sor. 3.2/501/2543, dated 27 December 2000, of Bangkok Metropolitan Bank Public Company Limited; and Letter of Guarantee No. 029-01-00019-7/42, dated 20 February 2001, of the Siam Commercial Bank Public Company Limited, Lak Si Branch, Baht 290,400.00 (Two Hundred Ninety Thousand Four Hundred Baht) to AAT as guarantee for compliance with this agreement. The said performance guarantee submitted shall be returned after the Operator has been relieved from all obligations under this contract.

5.       Termination of Contract

         5.1 During the period of this contract, if AAT wishes to terminate the contract prior to the expiration date under Clause 1, AAT is entitled to do so; provided that a written notice must be given to the Operator at least 30 days in advance. Thereby, the Operator agrees not to sue or claim for damages from AAT.

                  In case the Operator wishes to terminate this contract prior to the expiration date under Clause 1, the Operator is entitled to do so; provided that a written notice must be given to AAT at least 90 days in advance, and that the Operator has no outstanding payment to AAT.

         5.2 Each and every clause of this contract is deemed essential. If it appears that the Operator acts or omits to act in violation of or non-compliance with any clause herein, or becomes bankrupt, AAT is entitled to immediately terminate this contract, claim for damages and forfeit the performance guarantee under Clause 4.

6.       Dispute

         In case any dispute has arisen in connection with this contract, both parties agree that it shall be presented to the court in Bangkok.

This contract is made in duplicate. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.




AAT                                        The Operator
---                                        ------------

          - signed -                                       - signed -
(Flight Lieutenant Usar Borisuth)                  (Mr. Viratana Suntaranond)



Witness                                    Witness
-------                                    -------

          - signed -                                       - signed -
     (Mr. Krit  Phakhakit)                     (Miss Sarinthorn Jongchaidetwong)

                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED

                                                               L/G No. L 40-1433
                               Letter of Guarantee

                                                 13 June 1997


We, Bangkok Metropolitan Bank Public Company Limited, with offices at No. 2, Chaloem Khet 4 Road, Thepsirin Sub-district, Pom Prap Sattru Phai District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas J.M.T. Group Co., Ltd. has entered into the Contract of Permission for Operating the Business of Selling Merchandise and Souvenirs according to Agreement, No. Chor.Mor. 1-20/2540, and a Letter of Guarantee is required as performance guarantee to the Airports Authority of Thailand, for an amount of Baht 133,100.00 (One Hundred Thirty-Three Thousand One Hundred Baht).

         We consent to bind ourselves as the guarantor of J.M.T. Group Co., Ltd. to the Airport Authority of Thailand for an amount not exceeding Baht 133,100.00 (One Hundred Thirty-Three Thousand One Hundred Baht.) That is, if J.M.T. Group Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or demand penalty or fines and/or damages from J.M.T. Group Co., Ltd., we shall promptly make the payment on behalf of and without requesting J.M.T. Group Co., Ltd. to make such payment first.

2. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to J.M.T. Group Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay.

3. We shall not revoke the guarantee throughout the period that J.M.T. Group Co., Ltd. is liable under the conditions of the agreement (7 May 1997 - 30 November 2000).

As evidence, we, Bangkok Metropolitan Bank Public Company Limited, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

              For Bangkok Metropolitan Bank Public Company Limited


         - signed -              Guarantor          - signed -         Guarantor
 (Mr. Preecha Sirijindaphon)               (Mr. Athiwat Kampaengseri)


         - signed -              Witness            - signed -         Witness
(Miss Suwaree Sinthuputhikul)                (Mr. Prapat Ungcharoen)

                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED

No. Nor.Sor. 3.2/466/2542

                                                               23 September 1999

Subject       Change of Name in Letter of Guarantee

To            Managing Director, Airports Authority of Thailand

Reference     Letter of  Guarantee  No. L 40-1433  dated 13 June 1997 of Bangkok
              Metropolitan Bank Public Company Limited


According to the referenced Letter of Guarantee, Bangkok Metropolitan Bank Public Company Limited has consented to bind ourselves, as the guarantor of J.M.T. Group Co., Ltd., for compliance with the Agreement No. Chor.Mor. 1-20/2540, entered between the Airports Authority of Thailand (AAT) and J.M.T. Group Co., Ltd., for the period 7 May 1997 - 30 November 2000. On 30 September 1997, J.M.T. Group Co., Ltd. has changed its name to "King Power Tax Free Co., Ltd." which AAT has been informed.

We would like to inform AAT that, by means of this letter, the referenced Letter of Guarantee is still valid, and the name J.M.T. Group Co., Ltd. therein has been changed to King Power Tax Free Co., Ltd. effective 30 September 1997, and that the rest of the contents remain the same.

Please be informed accordingly.


                                                Yours truly,
                            For Bangkok Metropolitan Bank Public Company Limited


                                                 - signed -
                                       (Mr. Phasakorn Thiarasavetkul)
                                         Manager, Guarantee Section


Khun Prapat
Guarantee Section
Loan and Collateral Division
Tel.  328, 329

                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED

No. Nor.Sor. 3.2/501/2543

                                                                27 December 2000

Subject       Extension of Validity of Letter of Guarantee

To            Managing Director, Airports Authority of Thailand

Reference     Letter of Guarantee  No. L 40-1433  dated 13 June 1997 of Bangkohk
              Metropolitan  Bank Public Company Limited,  Head Office,  for Baht
              133,100.00


According to the referenced Letter of Guarantee, Bangkok Metropolitan Bank Public Company Limited is the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand, for compliance with the Agreement No. Chor.Mor. 1-20/2540, for the period 7 May 1997 - 30 November 2000. Now, the said agreement has expired, and the Airports Authority of Thailand has extended the validity of the said agreement to King Power Tax Free Co., Ltd. from 1 June 2000 to 31 May 2002, according to the Lease Agreement for Space in Passenger Terminal of Chiang Mai Airport No. Chor.Mor. 1-27/2543.

Therefore, by means of this letter, we consent to bind ourselves, as the guarantor of King Power Tax Free Co., Ltd. for the period 1 June 2000 to 31 May 2002. The conditions of the guarantee shall be the same as in the referenced Letter of Guarantee, whereby it shall be deemed the said Letter of Guarantee is valid throughout the validity of the Agreement No. Chor.Mor. 1-27/2543.

Please be informed accordingly.


                                                Yours truly,
                            For Bangkok Metropolitan Bank Public Company Limited

                                                 - signed -
                                       (Mr. Phasakorn Thiarasavetkul)
                                         Manager, Guarantee Section


Guarantee Section
Loan and Collateral Division
Tel.  2259999 ext. 328, 305

                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee
029-60-00311-6
No. 029-01-00019-7/42                                           20 February 2001


We, the Siam Commercial Bank Public Company Limited, Lak Si Branch, with offices at 99/50, Chaeng Watthana Road, Talat Bang Khen Sub-district, Lak Si District, Bangkok, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Contract of Permission for Operating the Business of Selling Merchandise and
         Souvenirs in Chiang Mai Airport, No. Chor.Mor. 1-27/2543, and performance guarantee is required by the Airports Authority of Thailand, for an amount of Baht 157,300.00 (One Hundred Fifty-Seven Thousand Three Hundred Baht).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 157,300.00 (One Hundred Fifty-Seven Thousand Three Hundred Baht). That is, if King Power Tax Free Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or demand penalty or fines and/or damages from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf of and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay. This Letter of Guarantee is valid from 1 June 2000 to 31 May 2002.

As evidence, we, the Siam Commercial Bank Public Company Limited, Lak Si Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affix the seal.

                    - signed -                    - signed -           Guarantor
            (Mr. Suchart Wongwiphusana)       (Mrs. Sukree Dankul)

                               - signed - Witness
                           (Mr. Phakkaphong Tansakul)

                                             - signed -                Witness
                                   (Mr. Durin Kanchanasawat)